EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 9, 1999 with respect to the financial statements of Olas, Inc. included in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-93971) and related Prospectus of eDiets.com, Inc. dated April 17, 2000.


                                                 /s/ Ernst & Young LLP

West Palm Beach, Florida
April 14, 2000